ARMOUR RESIDENTIAL REIT, Inc. JMP Securities Client Presentation December 12, 2013 THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED AND IS OF 12/10/2013 AND INCLUDES MANAGEMENT’S ASSUMPTION OF THE ESTIMATED IMPACT OF ALL FORWARD SETTLING TRADES THROUGH 12/17/2013. THE ACTUAL BALANCE SHEET AS OF 12/17/2013 MAY DIFFER.

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures 2 Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR’s business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Estimated yields do not reflect any of the costs of operation of ARMOUR. THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED AND IS OF 12/10/2013 AND INCLUDES MANAGEMENT’S ASSUMPTION OF THE ESTIMATED IMPACT OF ALL FORWARD SETTLING TRADES THROUGH 12/17/2013. THE ACTUAL BALANCE SHEET AS OF 12/17/2013 MAY DIFFER.

ARMOUR Capitalization, Dividend Policy, Transparency and Manager

Market Capitalization

- 370,912,306 shares of common stock outstanding (NYSE: "ARR").
- 2,180,572 shares of Series A Preferred Stock outstanding (NYSE: "ARR PrA").
- 5,650,000 shares of Series B Preferred Stock outstanding (NYSE: "ARR PrB").
- Market capitalization of $1.4 billion of common and $160.3 million of preferred.

Common Stock Dividend Policy and Taxable REIT Income

- ARMOUR pays common stock dividends monthly.
- Dividends are announced based on estimates of future taxable REIT income.
- The Q4 2013 monthly common stock dividend rate is $0.05 per month.

Q4 2013	Oct	Nov	Dec
Record Date	15th	15th	16th
Payment Date	28th	27th	27th

Transparency and Governance

- Portfolio and liability details are updated monthly at **www.armourreit.com.**
- Premium amortization is expensed monthly as it occurs. No yield smoothing.
- Hedge positions are marked-to-market daily (GAAP/Tax differences).
- Non-Executive Board Chairman.

ARMOUR REIT Manager and Fee Structure

- ARMOUR REIT is externally managed by ARMOUR Residential Management LLC.
- Accretive fee structure: effective fee percentage declines as equity increases.
  - Gross equity raised up to $1.0 billion, 1.5% (per annum) of gross equity raised.
  - Gross equity raised in excess of $1.0 billion, 0.75% (per annum) of gross equity raised.
  - Current weighted average fee is 1.016% (per annum) of gross equity raised.

ARMOUR RESIDENTIAL REIT

Estimates as of 12/10/2013 assuming impact of all forward settling trades through 12/17/2013.

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ARMOUR Balance Sheet Targets ARMOUR invests in Agency mortgage securities. Net balance sheet weighted average duration target of 1.5 or less. • 5.61 gross asset duration. • -4.09 hedge duration. • 0.50 net balance sheet duration. Hedge a minimum of 40% of assets and funding rate risk. • $16.1 billion in derivatives (swaps, swaptions, and futures). • 111.3% of assets hedged with derivatives. • 121.6% of repurchase agreements hedged with derivatives. Hold 40% of unlevered equity in cash between prepayment periods. • $1,167.2 million in total liquidity. • $675.3 million in true cash. • $331.7 million in unlevered securities. • $160.2 million in short term Agency P&I. Long term debt to equity target of 8x - 9x. • $13.3 billion in net REPO borrowings. • 6.2x Q3 2013 shareholders’ equity. 4 Assets Duration Hedging Liquidity Leverage Estimates as of 12/10/2013 assuming impact of all forward settling trades through 12/17/2013.

ARMOUR Portfolio Strategy and Investment Methodology

Management has a focused and disciplined approach to evaluating assets for inclusion in the ARMOUR portfolio. ARMOUR employs a strong bias toward a 'buy and hold' strategy rather than a 'trading' strategy. ARMOUR will strategically sell assets when it believes market conditions warrant.

- **Diversify Broadly**
  - Diversification limits idiosyncratic pool risk.
  - Over 900 cusips.

- **Highly Liquid Assets**
  - Purchase those Agency securities that are highly liquid (easily traded and priced).
  - ARMOUR purchases "pass-through" securities.
  - No collateralized mortgage obligations ("CMOs").

- **Diversified Sources**
  - Source assets through a mix of direct purchases from:
    - Originators.
    - Dealer inventories.
    - Institutional investors.

- **Loan Analysis – Inelasticity vs. Elasticity**
  - Credit work on non-credit assets.
  - Original and current loan balance.
  - Year of origination.
  - Originating company, third-party originators.
  - Loan seasoning.
  - Principal amortization schedule.
  - Original loan-to-value ratio.
  - Geography.

- **Pool Analysis**
  - NO TBA pools – Only specified pools.
  - Prepayment history.
  - Prepayment expectations.
  - Premium over par.
  - "Hedgability."
  - Liquidity.

ARMOUR RESIDENTIAL REIT

Estimates as of 12/10/2013 assuming impact of all forward settling trades through 12/17/2013.

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ARMOUR Portfolio and Derivatives Duration Detail

Agency Asset Class		Current Value (millions)	Weighted Average Purchase Price	Weighted Average Current Market Price	Weighted Average Net/Gross Coupon	Estimated Effective Duration Using Current Values
ARMs & Hybrids	$	248.3	104.7%	106.1%	3.93/4.38	1.50
Fixed Rates Maturing in 120 Months or Less	$	1.6	105.5%	107.6%	5.35/5.92	2.17
Fixed Rates Maturing Between 121 and 180 Months	$	2,530.9	105.1%	105.2%	3.45/3.90	3.94
Fixed Rates Maturing Between 181 and 240 Months	$	4,831.4	105.5%	102.6%	3.53/4.04	4.86
Fixed Rates Maturing Between 241 and 300 Months	$	278.3	106.3%	100.6%	3.52/4.09	6.18
Fixed Rates Maturing Between 301 and 360 Months	$	6,590.5	105.3%	100.5%	3.53/4.00	6.93
Total or Weighted Average	**$**	**14,481.0**	**105.3%**	**102.1%**	**3.52/4.00**	**5.61**

Estimated Balance Sheet Duration	Amount (millions)	Duration Effect on Balance Sheet
Agency Assets	$ 14,481.0	5.61
Interest Rate Swaps & Eurodollar Futures	$ 10,374.0	-5.01
Interest Rate Swaptions	$ 5,750.0	-2.42
Net Balance Sheet Duration		**0.50**

	Amount (millions)	Total Hedge %
Agency Assets	$ 14,481.0	111.3%
Repo Balance	$ 13,260.2	121.6%

Duration estimates are derived from third-party software. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. If rates decline, the value of our derivatives will typically decline. Inversely, if rates increase, the value of our derivatives will typically increase.

Estimates as of 12/10/2013 assuming impact of all forward settling trades through 12/17/2013. Portfolio value is based on independent third-party pricing. Some totals may not foot due to rounding.

ARMOUR RESIDENTIAL REIT

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ARMOUR Portfolio Constant Prepayment Rates (“CPR”) 7 ARMOUR expenses premium amortization monthly as it occurs. Constant Prepayment Rate (“CPR”) is the annualized equivalent of single monthly mortality (“SMM”). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs. CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

8 www.armourreit.com ARMOUR Residential REIT, Inc. 3001 Ocean Drive Suite 201 Vero Beach, FL 32963 772-617-4340